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Exhibit 32

Polaroid Holding Company
Certification Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350,
Chapter 63 of Title 18, United States Code)

        Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, the undersigned, J. Michael Pocock, President and Chief Executive Officer, and William L. Flaherty, Executive Vice President and Chief Financial Officer of Polaroid Holding Company, a Delaware corporation (the "Company"), do hereby certify that:

        (1)    The quarterly report on SEC Form 10-Q for the quarter ended June 27, 2004 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act, and

        (2)    The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2004	/s/ J. MICHAEL POCOCK J. Michael Pocock President and Chief Executive Officer
/s/ WILLIAM L. FLAHERTY William L. Flaherty Executive Vice President and Chief Financial Officer

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Polaroid Holding Company Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)